Exhibit 10.6

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

EXECUTION VERSION

NETTING LETTER – MSN 30241

This Agreement is made on July 26, 2019 between:

(1)

SAPPHIRE FINANCE I HOLDING DESIGNATED ACTIVITY COMPANY, a designated activity company limited by shares incorporated under the laws of Ireland whose registered office is Number One Ballsbridge, Building 1, Shelbourne Road, Ballsbridge, Dublin 4, Ireland (“Seller”); and

(2)

CONTRAIL AVIATION LEASING, LLC, a limited liability company organized and existing under the laws of the State of Wisconsin and having its principal place of business at 435 Investment Court, Verona, Wisconsin 53593 (“Buyer”).

The parties refer to:

A.	The beneficial interest sale and purchase agreement dated as of June 21, 2019 between, amongst others, Seller and Buyer (the “Sale and Purchase Agreement”); and

B.

The Third Trust Assignment and Assumption Agreement in respect of one (1) Boeing B737-700 aircraft with manufacturer's serial number 30241 (the “Aircraft”) entered or to be entered into between Seller, Buyer and Wells Fargo Trust Company, National Association (as “Owner Trustee”) (the “Assignment”). Capitalized terms defined in the Sale and Purchase Agreement and Assignment shall have the same meanings when used herein.

It is agreed between the parties that:

1.	The parties intend for the Delivery Date to be today, unless otherwise agreed in writing by the parties.

2.	Provided that the Delivery Date is today, the Purchase Price for the Asset is US$[______________], which was calculated by starting with the Base Purchase Price of US$[__________] and:

(a)	in accordance with clause 5.2.1(a) of the Sale and Purchase Agreement, adding an amount equal to US$[___________]; and

(b)	in accordance with clause 5.2.1(b) of the Sale and Purchase Agreement, subtracting an amount equal to US$[___________];

representing the adjustment to account for the difference between the Delivery Date and the Economic Closing Date.

3.

Provided that the Delivery Date is today, Seller is obligated to pay Buyer an amount equal to US$[_____________] (the “Netting Amount”), which represents the sum of Seller’s payment obligations under clause 5.9.2 of the Sale and Purchase Agreement for the following:

(a)	the Commitment Fee;

(b)	Maintenance Reserves (which is equal to US$[_____________]);

(c)	Security Deposit (which is equal to US$[___________]); and

(d)	any Prepaid Rent held by Seller as of the date hereof (which is equal to US$[__________]).

4.

Provided, that in accordance with clause 5.9.1 of the Sale and Purchase Agreement and this Letter, the parties agree to net the Netting Amount from the Purchase Price, and they agree that doing so results in a net amount owing from Buyer to Seller in respect of the Purchase Price of US $[_______________](the “Net Purchase Price”).

5.

Seller hereby irrevocably instructs and directs Buyer to pay, or cause to be paid, an amount equal to the Net Purchase Price to the following account (the “Seller’s Account”) for the benefit of Seller on or before the Delivery in connection with Buyer’s obligation under clause 5.3 of the Sale and Purchase Agreement:

Bank Name: SWIFT: ABA: For credit to: Account No.: Quote Ref:	Wells Fargo Bank, N.A. [________] [_________] Corporate Trust Lease Group [__________] [____________], MSN 30241

6.

The payment by Buyer of the Net Purchase Price into the account specified in paragraph 5 above shall constitute valid discharge of Buyer’s obligation to pay the Purchase Price and of Seller’s obligations under clause 5.9.1 of the Sale and Purchase Agreement.

7.	This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

8.	This Agreement shall be a Transaction Document.

9.

This Agreement may be executed in any number of separate counterparts and each counterpart shall when executed and delivered be an original document but all counterparts shall together constitute one and the same instrument.

10.	Capitalized terms used in this Letter but not defined herein shall have the meaning given to such terms in the Sale and Purchase Agreement.

In witness whereof, the parties have executed this Letter on the day and year first above written.

[Signature Pages Follow]

Execution Page

For and on behalf of:

SAPPHIRE FINANCE I HOLDING DESIGNATED ACTIVITY COMPANY

Name:   William Brennan

Title:     Director

Signature: /s/ William Brennan

Signature Page

Netting Letter

MSN 30241

Ne

CONTRAIL AVIATION LEASING, LLC

Name: Miriam Cohen-Kuhn

Title:     CFO

Signature: /s/ Miriam Cohen-Kuhn

-Signature Page-

Netting Letter

MSN 30241